Exhibit 99.2
CHICAGO BRIDGE & IRON COMPANY N.V.
CHICAGO BRIDGE & IRON COMPANY (DELAWARE)
CBI SERVICES, INC.
CB&I CONSTRUCTORS, INC.
CB&I TYLER COMPANY
LIMITED WAIVER
$75,000,000 Original Principal Amount
7.34% Senior Notes, due July 15, 2007
Dated as of March 30, 2006
To the Holders of Senior Notes
   of Chicago Bridge & Iron Company (Delaware),
   CBI Services, Inc., CB&I Constructors, Inc. and
   CB&I Tyler Company Named
   in the Attached Schedule I
Ladies and Gentlemen:
     Reference is made to the Note Purchase Agreement dated as of July 1, 2001 among Chicago Bridge & Iron Company N.V., a company organized under the laws of the Kingdom of the Netherlands having its corporate seat in Amsterdam (the “Company”), Chicago Bridge & Iron Company (Delaware), a Delaware corporation, CBI Services, Inc., a Delaware corporation, CB&I Constructors, Inc., a Texas corporation, CB&I Tyler Company, a Delaware corporation (each of the foregoing being a Wholly Owned Subsidiary of the Company and referred to collectively as the “Co-Obligors”), and the Purchasers named in Schedule A thereto (the “Note Purchase Agreement”). You are the holders of the Co-Obligors’ 7.34% Senior Notes, due July 15, 2007 (the “Notes”) in the unpaid principal amount set forth opposite your name in the attached Schedule I. You are referred to herein individually as a “Holder” and collectively as the “Holders.” Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Note Purchase Agreement.
     The Company and the Co-Obligors have advised the Holders that the Company can not timely comply with the provisions of Section 7.1(a) (Quarterly Statements) of the Note Purchase Agreement, Section 7.1(b) (Annual Statements) of the Note Purchase Agreement and Section 7.2 (Officer’s Certificate) of the Note Purchase Agreement with respect to delivery of the financial statements for the quarterly fiscal periods ended September 30, 2005 and March 31, 2006 and the fiscal year ended December 31, 2005. The Holders granted a waiver of Section 7.1(a) (Quarterly Statements) of the Note Purchase Agreement and Section 7.2 (Officer’s Certificate) of the Note Purchase Agreement pursuant to the Limited Waiver dated as of January 13, 2006 among the Company, the Co-Obligors and the Holders, that expires on April 1, 2006. The Company and the Co-Obligors have requested a further waiver of compliance by the Company with Section 7.1(a) (Quarterly Statements), Section 7.1(b) (Annual Statements) and Section 7.2 (Officer’s Certificate) of the Note Purchase Agreement and the Holders are willing to grant such additional waiver, on the terms contained herein. The Company and the Co-Obligors have requested a comparable waiver from the parties to the Credit Agreement.
     In consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Company, the Co-Obligors and the Holders agree as follows:
1.	LIMITED WAIVER
     The Holders waive, until the date specified in Section 3.2, any Default or Event of Default caused solely by (x) the Company’s failure to timely comply with the provisions of Section 7.1(a) (Quarterly Statements), 7.1(b) (Annual Statements) and Section 7.2 (Officer’s Certificate) of the Note Purchase Agreement with respect to the delivery of the financial statements for the quarterly fiscal periods ended September 30, 2005 and March 31, 2006 and for the fiscal year ended December 31, 2005 or (y) any inaccuracy in any of the Company’s internally prepared financial statements (and related statements, reports, certificates and documents) for its four fiscal quarter period ending December 31, 2005 that are being delivered to the Holders in connection with this Waiver and the financial information (and related statements, reports, certificates and documents) that the Company has delivered to the Holders on or prior to December 31, 2005 and that the Company is currently in the process of investigating as disclosed to the Holders. This Limited Waiver is limited to its terms and shall not constitute a waiver of any other term, condition, representation or covenant under the Note Purchase Agreement or any of the other agreements, documents or instruments executed and delivered in connection therewith. This Limited Waiver shall not continue beyond the date specified in Section 3.2.
2.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE CO-OBLIGORS; REAFFIRMATION; COVENANTS
     2.1 No Default or Event of Default. As an inducement to the Holders to grant the waiver contained in Section 1, the Company and the Co-Obligors, jointly and severally, represent to the Holders that, after giving effect to this Limited Waiver, there exists no Default or Event of Default.
     2.2 Reaffirmation of Note Purchase Agreement. The Company and the Co-Obligors reaffirm their agreement to comply with each of the covenants, agreements and other provisions of the Note Purchase Agreement and the Notes, except as expressly modified by this Limited Waiver.
     2.3 Notice. The Company and the Co-Obligors agree to provide prompt notice to

2

each Holder in the event that a Responsible Officer reasonably believes that the Company will be unable to comply with the financial covenants contained in Sections 10.1 through 10.9, inclusive, and Section 10.12 of the Note Purchase Agreement.
     2.4 Delivery of Documents. So long as this Limited Waiver is in effect, the Company and the Co-Obligors agree to provide each Holder with a copy of any document or other information delivered to a party to the Credit Agreement.
     2.5 Budgets; Business Plans and Financial Projections. The Company and the Co-Obligors agree that the execution of this Limited Waiver by the Required Holders serves as an ongoing request under Section 7.1(g) of the Note Purchase Agreement by the Holders for the Company to provide the Holders with the information provided to any party to the Credit Agreement under Section 7.1(A)(iv) of the Credit Agreement.
3.	CONDITIONS TO EFFECTIVENESS; LIMITED WAIVER EFFECTIVENESS
     3.1 Conditions to Effectiveness. This Limited Waiver shall become effective only upon satisfaction of the following conditions:
     (a) The Company, the Co-Obligors and the Required Holders shall have executed a counterpart of this Limited Waiver.
     (b) The Company shall have delivered to you a copy of a waiver to the Credit Agreement executed by the Company, the Subsidiaries party thereto and the financial institutions party thereto waiving until the date specified in Section 3.2, all defaults and events of default caused solely by the Company’s failure to timely deliver the financial statements for the quarterly fiscal periods ended September 30, 2005 and March 31, 2006 and for the fiscal year ended December 31, 2005.
     (c) The Company shall have delivered to you a copy of each document provided to a party to the Credit Agreement in connection with the waiver referred to in Section 3(b).
     3.2 Limited Waiver Effectiveness. This Limited Waiver shall remain in effect until the earlier to occur of (i) a Default or Event of Default under the Note Purchase Agreement; (ii) a Default (as defined in the Credit Agreement) or Unmatured Default (as defined in the Credit Agreement) under the Credit Agreement and (iii) May 31, 2006.

3

     IN WITNESS WHEREOF, the Company and the Co-Obligors have caused this Limited Waiver to be executed and delivered by their respective officer or officers thereunto duly authorized.

CHICAGO BRIDGE & IRON COMPANY N.V.

By: /s/ Walter G. Browning
Name: Walter G. Browning
Title: Authorized Signer

CHICAGO BRIDGE & IRON COMPANY
(DELAWARE)

By: /s/ Luciano Reyes
Name: Luciano Reyes
Title: Vice President and Treasurer

CBI SERVICES, INC.

By: /s/ Terrence G. Browne
Name: Terrence G. Browne
Title: Treasurer

CB&I CONSTRUCTORS, INC.

By: /s/ Luciano Reyes
Name: Luciano Reyes
Title: Vice President and Treasurer

CB&I TYLER COMPANY

By: /s/ Luciano Reyes
Name: Luciano Reyes
Title: Treasurer

CHICAGO BRIDGE & IRON COMPANY B.V.,
as a Subsidiary Borrower

By: /s/ Walter G. Browning
Name: Walter G. Browning
Title: Managing Director

ALLSTATE LIFE INSURANCE COMPANY

By: /s/ Jerry D. Zinkula
Name: Jerry D. Zinkula
Title: Authorized Signatory

By: /s/ Patricia W. Wilson
Name: Patricia W. Wilson
Title: Authorized Signatory

TRANSAMERICA LIFE INSURANCE COMPANY

By: /s/ Frederick B. Howard
Name: Frederick B. Howard
Title: Vice President

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

By: /s/ Frederick B. Howard
Name: Frederick B. Howard
Title: Vice President

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

By: /s/ Thomas S. Leggett
Name: Thomas S. Leggett
Title: Authorized Signatory

NATIONWIDE LIFE INSURANCE COMPANY

By: /s/ Thomas S. Leggett
Name: Thomas S. Leggett
Title: Authorized Signatory

PHOENIX LIFE INSURANCE COMPANY

By: /s/ Christopher M. Wilkos
Name: Christopher M. Wilkos
Title: Senior Vice President, Corporate Portfolio Management

THRIVENT FINANCIAL FOR LUTHERANS,
successor by merger to Lutheran Brotherhood

By: /s/ Glen J. Vanic
Name: Glen J. Vanic
Title: Portfolio Manager

AMERICAN UNITED LIFE INSURANCE COMPANY

By: /s/ Michael I. Bullock
Name: Michael I. Bullock
Title: V.P. Private Placements

MODERN WOODMEN OF AMERICA

By: /s/ Michael E. Dau
Name: Michael E. Dau
Title: Manager, Securities Division

SCHEDULE I

Outstanding Principal
Holders	Amount
Allstate Life Insurance Company	$15,333,333.33
Transamerica Life Insurance Company	5,333,333.33
Transamerica Occidental Life Insurance Company	5,333,333.33
Nationwide Life and Annuity Insurance Company	2,666,666.67
Nationwide Life Insurance Company	6,000,000.00
Phoenix Life Insurance Company	6,666,666.67
Thrivent Financial for Lutherans	3,333,333.33
American United Life Insurance Company	2,666,666.67
Modern Woodmen of America	2,666,666.67